UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2022

1LIFE HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39203	76-0707204
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Embarcadero Center, Suite 1900
San Francisco, CA 94111
(415) 814-0927
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ONEM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this report, “1Life Healthcare,” “One Medical,” “Company,” “we,” “us” and “our” refer to 1Life Healthcare, Inc., and/or one or more of our wholly owned subsidiaries and/or affiliated professional entities, unless the context otherwise provides.

Item 1.01	Entry into a Material Definitive Agreement.

On July 20, 2022, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Amazon.com, Inc., a Delaware corporation (“Parent”), and Negroni Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), providing for, among other things, the merger of Merger Sub with and into the Company (the “Merger”, and, together with the other transactions contemplated by the Merger Agreement, the “Contemplated Transactions”), with the Company surviving the Merger. The Company’s board of directors (the “Company Board”) unanimously approved the Contemplated Transaction and resolved to recommend that the Company stockholders adopt the Merger Agreement and approve the Contemplated Transactions at a meeting of its stockholders (the “Company Stockholder Meeting”).

At the effective time of the Merger (the “Effective Time”), each share of common stock of the Company, par value $0.001 per share (the “Company Common Stock”), issued and outstanding immediately prior to the Effective Time (each, a “Share”, and collectively, the “Shares”), other than Shares held in treasury by the Company or by Parent or Merger Sub and any dissenting shares, will automatically be converted into the right to receive $18.00 in cash, without interest (the “Merger Consideration”).

At the Effective Time, all Shares underlying vested Company stock options with an exercise price per Share that is less than the Merger Consideration and vested restricted stock units will be converted into the right to receive the Merger Consideration (or, in the case of such vested Company stock options, the difference between the Merger Consideration and the applicable per share exercise price), less any applicable tax withholdings. Company stock options, whether vested or unvested, that have an exercise price per Share that is greater than the Merger Consideration (“out-of-the-money Company options”) will be cancelled without consideration. At the Effective Time, unvested Company stock options (other than out-of-the-money Company options) and unvested restricted stock units will be converted into cash-based awards with an equivalent value based on the Merger Consideration, and such cash-based awards will be subject to the same vesting and forfeiture provisions as were applicable to the Company stock options or restricted stock units immediately prior to the Effective Time. The outstanding phantom awards (each, a “Phantom Award”) granted under the Iora Health, Inc. Third Amended and Restated 2011 Equity Incentive Plan will remain outstanding at the Effective Time and continue to be subject to the same terms and conditions as applicable to such Phantom Award immediately prior to the Effective Time.

The Company has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants regarding the operation of the business of the Company, its subsidiaries and affiliated practice groups prior to the Effective Time.

The Company has also agreed to convene the Company Stockholder Meeting for the purpose of obtaining the affirmative vote of the holders of a majority of all outstanding shares of Company Common Stock to adopt the Merger Agreement (the “Company Stockholder Approval”) . The Merger Agreement also includes covenants requiring the Company not to (i) solicit, initiate, knowingly facilitate or knowingly encourage any inquires or the implementation or submission of, or any proposals or offers that would be reasonably expected to lead to, an acquisition proposal, (ii) engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any non-public information in connection with any inquiries, proposals or offers that constitute, or would be reasonably expected to lead to, an acquisition proposal, or (iii) execute or enter into any acquisition agreement, subject to, prior to receipt of the Company Stockholder Approval, a customary “fiduciary out” provision that allows the Company, under certain specified circumstances, to provide information to, and participate in discussions and engage in negotiations with, third parties with respect to an acquisition proposal if the Company complies with certain notice and other requirements and the Company Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that such acquisition proposal is more favorable to the Company’s stockholders from a financial point of view than the Merger and the Contemplated Transactions, subject to certain matching rights in favor of Parent.

The Merger Agreement contains certain termination rights for each of the Company and Parent. Upon termination of the Merger Agreement in accordance with its terms, under certain specified circumstances, the Company will be required to pay Parent a termination fee in an amount equal to $136,000,000 (net of any Expense Reimbursement previously paid), including if the Merger Agreement is terminated due to the (i) Company accepting a superior proposal or (ii) Company Board changing its recommendation that stockholders vote to adopt the Merger Agreement prior to the Company Stockholder Meeting. This termination fee will also be payable if the (y) Merger Agreement is terminated under certain circumstances, and prior to such termination, a proposal to acquire more than 50% of the Company’s assets or outstanding shares of Company Common Stock is publicly announced or disclosed and not publicly withdrawn, and (z) Company enters into or submits to the Company stockholders a definitive agreement or completes any transaction involving the acquisition of more than 50% of the Company’s assets or outstanding shares of Company Common Stock within twelve months of the termination. Additionally, the Company or Parent may terminate the Merger Agreement if the Company Stockholder Approval is not received at the Company Stockholder Meeting, in which case the Company will be required to reimburse Parent and Merger Sub for reasonable expenses incurred in connection with the Merger Agreement and the Contemplated Transactions in an amount up to $20,000,000 (the “Expense Reimbursement”).

The Merger Agreement further provides that Parent will be required to pay the Company a termination fee in an amount equal to $195,000,000 in the event the Merger Agreement is terminated under certain specified circumstances. Specifically, this termination fee is payable by Parent to the Company if the Merger Agreement is terminated by Parent or the Company (i) because of a legal restraint prohibiting the Merger and such legal restraint is pursuant to or arises under antitrust law or (ii) on or after July 20, 2023 (which will be automatically extended for up to two additional six-month periods if certain U.S. antitrust closing conditions have not been satisfied).

Under the Merger Agreement, Parent has agreed to provide senior unsecured interim debt financing to the Company in an aggregate principal amount of up to $300,000,000 to be funded in up to ten tranches of $30,000,000 per month, beginning on March 20, 2023 until the earlier of Closing and the termination of the Merger Agreement pursuant to its terms, with a maturity date of 24 months after the termination of the Merger Agreement pursuant to its terms. The Company will agree to certain restrictive covenants and events of default customary for transactions of this type in connection with the debt financing, and other terms and conditions to be set forth in definitive agreements to be entered into by the parties in connection with the financing.

The foregoing description of the Merger Agreement and the Contemplated Transactions does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement contains representations and warranties by each of Parent, Merger Sub and the Company. These representations and warranties were made solely for the benefit of the parties to the Merger Agreement and (i) should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in the Merger Agreement by disclosures that were made to the other party in connection with the negotiation of the Merger Agreement; (iii) may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws; and (iv) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement.

The Merger Agreement has been included to provide investors with information regarding the terms of the Merger. The Merger Agreement is not intended to provide any other factual information about the Company, Parent or their respective subsidiaries or affiliates. Investors are not third party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characteristic of the actual state of facts of or conditions of the parties thereto.

Item 8.01	Other Events.

On July 21, 2022, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement and related matters (the “Press Release”). A copy of the Press Release is attached as Exhibit 99.1 to this report.

* * *

Notice Regarding Forward-Looking Statements

This report contains forward-looking statements which involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this press release, including statements regarding the Contemplated Transactions, are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” or “would,” or the negative of these words or other similar terms or expressions.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this press release and information contained in this press release should not be relied upon as representing our estimates as of any subsequent date. These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: the ability of the parties to consummate the Contemplated Transactions in a timely manner or at all; the satisfaction (or waiver) of closing conditions to the consummation of the Contemplated Transactions, including with respect to the approval of the Company’s stockholders; potential delays in consummating the Contemplated Transactions; the ability of the Company to timely and successfully achieve the anticipated benefits of the Contemplated Transactions; the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the Contemplated Transactions on the Company business relationships, operating results and business generally; costs related to the Contemplated Transactions; the outcome of any legal proceedings that may be instituted against the Company, Parent or any of their respective directors or officers related to the Merger Agreement or the Contemplated Transactions; the strength of the One Medical brand; member satisfaction with the Company’s services and support; the effects of the COVID-19 pandemic, including any new outbreaks and emerging variant strains of the virus, and related self-isolation and quarantine measures on the Company’s business, revenue, future growth and results of operations; anticipated membership growth and revenue potential from the Company’s members; the Company’s ability to retain members; the Company’s ability to successfully introduce and drive adoption of new products; changes in the pricing the Company offers its members; the Company’s relationships with its health network partners and enterprise clients and any changes to, accommodations in or terminations of the Company’s contracts with the health network partners or enterprise clients; the Company’s ability to improve cost of care and margins, including timing and expenses of new office openings and entry into new geographies; the Company’s ability to improve its medical claims expense ratio; changes in laws or regulations; the Company’s involvement in existing and potential litigation, including medical malpractice claims and consumer class actions; any governmental investigations or inquiries, including those related to COVID-19 vaccine administration or challenges to the Company’s relationships with the One Medical PCs under the administrative services agreements; the Company’s strategic plan; the impact of new laws and regulations on our industry, including Medicare, general economic and market conditions; the Company’s financial outlook; the Company’s focus areas for investment and its investments; announcements by the Company, its health network partners or the Company’s competitors of business or strategic developments; and the Company’s overall business trajectory. These risks are not exhaustive. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Further information on factors that could cause actual results to differ materially from the results anticipated by the Company’s forward-looking statements is included in the reports the Company has filed or will file with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022. These filings, when available, are available on the investor relations section of the Company’s website at investor.onemedical.com and on the SEC’s website at www.sec.gov.

Additional Information and Where to Find It

In connection with the Contemplated Transactions, the Company intends to file with the SEC preliminary and definitive proxy statements relating to the Contemplated Transactions and other relevant documents. The definitive proxy statement will be mailed to the Company’s stockholders as of a record date to be established for voting on the Contemplated Transactions and any other matters to be voted on at the special meeting. BEFORE MAKING ANY

VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PARENT AND THE CONTEMPLATED TRANSACTIONS. Investors and security holders may obtain free copies of these documents (when they are available) on the SEC’s web site at www.sec.gov, on the Company’s website at https://investor.onemedical.com/ or by contacting the Company’s Investor Relations department via email at https://investor.onemedical.com/contact-ir.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of the Company in connection with the Contemplated Transactions and any other matters to be voted on at the special meeting. Information regarding the names, affiliations and interests of such directors and executive officers will be included in the preliminary and definitive proxy statements (when available). Additional information regarding such directors and executive officers is included in the Company definitive proxy statement on Schedule 14A for the 2022 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2022.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the Contemplated Transactions and any other matters to be voted upon at the special meeting will be set forth in the preliminary and definitive proxy statements (when available) for the Contemplated Transactions. These documents are available free of charge as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of July 20, 2022, by and among 1Life Healthcare, Inc., Amazon.com, Inc. and Negroni Merger Sub, Inc.

99.1	Joint Press Release of 1Life Healthcare, Inc. and Amazon.com, Inc., dated as of July 21, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted exhibits or schedules upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1LIFE HEALTHCARE, INC.

Date: July 21, 2022	By:	/s/ Bjorn Thaler
Bjorn Thaler
Chief Financial Officer